UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2021

PIMCO Flexible Credit Income Fund

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Flexible Credit Income Fund’s Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency

2	PIMCO INTERVAL FUNDS

pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned

-0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please

SEMIANNUAL REPORT	DECEMBER 31, 2021	3

Letter from the Chair of the Board & President (Cont.)

contact your financial adviser, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

SEMIANNUAL REPORT	DECEMBER 31, 2021	5

Important Information About the Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a

6	PIMCO INTERVAL FUNDS

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940 (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Pacific Investment Management Company LLC and other service providers in order to provide, and in some cases authorize service

SEMIANNUAL REPORT	DECEMBER 31, 2021	7

Important Information About the Fund (Cont.)

providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer

8	PIMCO INTERVAL FUNDS

securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	DECEMBER 31, 2021	9

PIMCO Flexible Credit Income Fund

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	28.0%
Loan Participations and Assignments	21.9%
Non-Agency Mortgage-Backed Securities	21.2%
Asset-Backed Securities	13.1%
Short-Term Instruments	5.4%
Preferred Securities	3.1%
Sovereign Issues	2.0%
Municipal Bonds & Notes	1.5%
Common Stocks	1.3%
Convertible Bonds & Notes	1.1%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (2/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	2.31%	11.10%	7.79%
PIMCO Flexible Credit Income Fund Class A-1	2.04%	11.18%	7.18%
PIMCO Flexible Credit Income Fund Class A-2	2.04%	10.54%	6.99%
PIMCO Flexible Credit Income Fund Class A-2 (adjusted)	(0.03)%	8.31%	6.56%
PIMCO Flexible Credit Income Fund Class A-3	1.92%	10.27%	6.79%
PIMCO Flexible Credit Income Fund Class A-4	1.92%	10.29%	6.97%
PIMCO Flexible Credit Income Fund Class A-4 (adjusted)	(0.14)%	8.07%	6.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

The Fund’s total annual operating expense ratio in effect as of period end, was 3.06% for Institutional Class, 3.56% for Class A-1 share, 3.56% for Class A-2 shares, 3.81% for Class A-3 shares and 3.81% for Class A-4 shares. As of December 30, 2021, the Fund’s Total Effective Leverage(1) was 38.04%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the U.S. residential mortgage credit sector contributed to absolute performance, as the sector saw positive returns.

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector saw positive performance.

»	Exposure to the consumer asset-backed securities and residual tranches of collateralized loan obligations sectors contributed to absolute performance, as the sectors saw positive performance.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector saw negative returns.

»	Long interest rate exposure focused on the intermediate portion of the curve and short exposure on the long portion of the curve detracted from absolute performance, as the interest rates curve flattened.

»	Exposure to a high yield special situations telecommunications position detracted from performance, as the company underwent an in-court bankruptcy.

SEMIANNUAL REPORT	DECEMBER 31, 2021	11

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

07/01/2021 - 12/31/2021+	$9.68	$0.41	$(0.20)	$0.21	$(0.44)	$0.00	$0.00	$(0.44)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	0.00	(0.75)

02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	0.00	(0.12)

Class A-1

07/01/2021 - 12/31/2021+	9.68	0.39	(0.20)	0.19	(0.42)	0.00	0.00	(0.42)

1/29/2021 - 6/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	0.00	(0.34)

Class A-2

07/01/2021 - 12/31/2021+	9.68	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	0.00	(0.68)

Class A-3

07/01/2021 - 12/31/2021+	9.68	0.37	(0.20)	0.17	(0.40)	0.00	0.00	(0.40)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	0.00	(0.44)

Class A-4

07/01/2021 - 12/31/2021+	9.68	0.37	(0.20)	0.17	(0.40)	0.00	0.00	(0.40)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

12	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.45	2.21%	$2,387,402	2.50	%*	2.50	%*	2.16	%*	2.16	%*	8.34	%*	28%

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

9.45	1.94	11	3.00	*	3.00	*	2.66	*	2.66	*	7.92	*	28

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

9.45	1.94	77,669	3.00	*	3.00	*	2.66	*	2.66	*	7.88	*	28

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

9.45	1.81	240,890	3.25	*	3.25	*	2.91	*	2.91	*	7.55	*	28

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

9.45	1.82	138,273	3.25	*	3.25	*	2.91	*	2.91	*	7.60	*	28

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

SEMIANNUAL REPORT	DECEMBER 31, 2021	13

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Unaudited)

December 31, 2021

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,662,433

Financial Derivative Instruments
Exchange-traded or centrally cleared	343
Over the counter	6,112
Cash	3,328
Deposits with counterparty	56,813
Receivable for investments sold	35,667
Receivable for Fund shares sold	24,567
Interest and/or dividends receivable	45,699

Total Assets	4,834,962

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,626,811

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,142
Over the counter	6,610
Payable for investments purchased	240,378
Payable for unfunded loan commitments	48,766
Deposits from counterparty	5,973
Distributions payable to common shareholders	35,603
Overdraft due to custodian	19,869
Accrued management fees	5,147
Accrued servicing fees	274
Accrued taxes payable	6
Other liabilities	138

Total Liabilities	1,990,717

Net Assets	$2,844,245

Net Assets Consist of:

Par value^	$3
Paid in capital in excess of par	2,920,567
Distributable earnings (accumulated loss)	(76,325)

Net Assets	$2,844,245

Net Assets:

Institutional Class	$2,387,402
Class A-1	11
Class A-2	77,669
Class A-3	240,890
Class A-4	138,273

Common Shares Outstanding:

Institutional Class	252,730
Class A-1	1
Class A-2	8,222
Class A-3	25,500
Class A-4	14,638

Net Asset Value Per Common Share(a)

Institutional Class	$9.45
Class A-1	9.45
Class A-2	9.45
Class A-3	9.45
Class A-4	9.45

Cost of investments in securities	$4,685,593
Cost or premiums of financial derivative instruments, net	$6,744

* Includes repurchase agreements of:	$36,200

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$131,075
Dividends, net of foreign taxes**	6,751
Total Income	137,826

Expenses:

Management fees	27,318
Distribution and/or servicing fees - Class A-2	153
Distribution and/or servicing fees - Class A-3	609
Distribution and/or servicing fees - Class A-4	476
Trustee fees and related expenses	122
Interest expense	4,323
Miscellaneous expense	5
Total Expenses	33,006

Net Investment Income (Loss)	104,820

Net Realized Gain (Loss):

Investments in securities	41,128
Exchange-traded or centrally cleared financial derivative instruments	1,913
Over the counter financial derivative instruments	23,375
Foreign currency	2,352

Net Realized Gain (Loss)	68,768

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(98,219)
Exchange-traded or centrally cleared financial derivative instruments	(8,776)
Over the counter financial derivative instruments	(14,634)
Foreign currency assets and liabilities	1,559

Net Change in Unrealized Appreciation (Depreciation)	(120,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,518

* Foreign tax withholdings - Interest	$277
** Foreign tax withholdings - Dividends	$20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2021	15

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$104,820	$154,848
Net realized gain (loss)	68,768	(75,161)
Net change in unrealized appreciation (depreciation)	(120,070)	325,144

Net Increase (Decrease) in Net Assets Resulting from Operations	53,518	404,831

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(100,276)	(132,114)
Class A-1	(0)	(0	)(a)
Class A-2	(2,689)	(1,035)
Class A-3	(7,139)	(1,029	)(b)
Class A-4	(5,320)	(6,975)

Total Distributions to Common Shareholders(c)	(115,424)	(141,153)

Common Share Transactions:*

Receipts for shares sold	778,925	883,501
Issued as reinvestment of distributions	39,754	36,739
Cost of shares repurchased	(129,688)	(345,036)
Net increase (decrease) resulting from common share transactions	688,991	575,204

Total Increase (Decrease) in Net Assets	627,085	838,882

Net Assets:

Beginning of period	2,217,160	1,378,278
End of period	$2,844,245	$2,217,160

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-1 was January 29, 2021.
(b)	Inception date of Class A-3 was November 9, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$53,518

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,116,105)
Proceeds from sales of long-term securities	1,326,513
(Purchases) Proceeds from sales of short-term portfolio investments, net	(138,434)
(Increase) decrease in deposits with counterparty	(8,037)
(Increase) decrease in receivable for investments sold	38,721
(Increase) decrease in interest and/or dividends receivable	(14,333)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(6,781)
Proceeds from (Payments on) over the counter financial derivative instruments	23,141
Increase (decrease) in payable for investments purchased	27,283
Increase (decrease) in payable for unfunded loan commitments	16,677
Increase (decrease) in deposits from counterparty	(17,791)
Increase (decrease) in accrued management fees	1,314
Increase (decrease) in accrued servicing fees	151
Proceeds from (Payments on) foreign currency transactions	4,818
Increase (decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	(41,128)
Exchange-traded or centrally cleared financial derivative instruments	(1,913)
Over the counter financial derivative instruments	(23,375)
Foreign currency	(2,352)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	98,219
Exchange-traded or centrally cleared financial derivative instruments	8,776
Over the counter financial derivative instruments	14,634
Foreign currency assets and liabilities	(1,559)
Net amortization (accretion) on investments	(11,370)
Net Cash Provided by (Used for) Operating Activities	(769,416)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	790,595
Payments on shares repurchased	(129,688)
Increase (decrease) in overdraft due to custodian	12,985
Cash distributions paid*	(67,639)
Proceeds from reverse repurchase agreements	3,861,642
Payments on reverse repurchase agreements	(3,703,660)
Net Cash Received from (Used for) Financing Activities	764,235

Net Increase (Decrease) in Cash and Foreign Currency	(5,181)

Cash and Foreign Currency:

Beginning of period	8,509
End of period	$3,328
* Reinvestment of distributions	$39,754

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$3,198
Non Cash Payment in Kind	$1,174

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2021	17

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 35.9%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$4,700	$4,879

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		2,800	2,802

Alorica, Inc.
7.000% (LIBOR03M + 6.000%) due 12/11/2025 «~		10,363	10,257

AP Core Holdings II, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		17,330	17,356

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~		4,961	4,903

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		17,774	17,705

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	5,531	6,278
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$3,939	3,905

Casino Guichard Perrachon S.A.
3.419% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	9,200	10,452

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		$15,647	15,708

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		8,826	8,715

Cornwallis Corp.
TBD% due 01/01/2022 «		44	44

Coty, Inc.
2.353% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,402	2,371
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	6,254	6,975

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		$5,376	5,389

Emerald TopCo, Inc.
3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		176	175

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		69,561	56,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ExGen Texas Power LLC
7.750% (LIBOR03M + 6.750%) due 10/08/2026 «~		$38,256	$38,368

Fintrax International Holdings
5.250% (EUR003M + 5.250%) due 12/18/2026 ~	EUR	9,800	11,161

First Forest Park Corp.
TBD% due 12/11/2024 «		$425	459

Forest City Enterprises LP
3.601% (LIBOR03M + 3.500%) due 12/08/2025 ~		1,296	1,281

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		7,112	7,119

Gateway Casinos & Entertainment Ltd.
TBD% (LIBOR03M + 8.000%) due 10/15/2027 ~		54,756	54,790
8.750% due 10/22/2027 «	CAD	11,946	9,456

Gibson Brands, Inc.
5.750% (LIBOR03M + 5.000%) due 08/11/2028 «~		$6,100	6,054

GIP Blue Holding LP
5.000% (LIBOR03M + 4.500%) due 09/29/2028 «~		11,900	11,885

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~		3,643	3,644

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		7,946	7,628

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		4,437	4,433
5.392% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 ~µ(d)		4,458	4,475
8.000% (PRIME + 4.750%) due 11/27/2023 ~		200	200

Kronos Acquisition Holdings, Inc.
7.000% due 12/22/2026 «		14,000	13,860

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		171	102

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		2,319	1,036

LifeMiles Ltd.
6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		7,632	7,620

Lo Duca Bros Realty Co. Westridge LLC
TBD% due 01/01/2022 «		170	170

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mattress Firm, Inc.
5.000% (LIBOR03M + 4.250%) due 09/25/2028 ~		$2,700	$2,686

Merrill Lynch Mortgage Investors Trust
11.931% due 06/01/2022 «(l)		8,968	8,912

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		481	519

NAC Aviation 29 DAC
2.350% due 06/11/2023 «		5,109	3,584
2.353% - 2.354% (LIBOR03M + 2.250%) due 06/27/2022 ~		21,300	14,786
2.372% due 01/31/2022 «		4,391	3,081
9.000% due 09/16/2022 «		6,439	6,232

Otterham Property Finance DAC
TBD% (EUR003M + 3.000%) due 09/03/2026 «~(l)	EUR	23,797	26,703

Park Springs Apartments
TBD% due 02/01/2023 «		$1,720	1,778

Plainfield Commons LLC
TBD% due 02/01/2022 «		792	796

Preylock Reitman Santa Cruz LLC
TBD% - 6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		7,900	7,793

Project Anfora Senior
TBD% (EUR003M + 2.750%) due 10/01/2026 «~(l)	EUR	36,830	40,975

Project Quasar Pledgco SLU
TBD% (EUR003M + 3.250%) due 09/06/2025 «~(l)		25,424	24,314

Promotora de Informaciones S.A.
TBD% (EUR003M + 4.500%) due 11/30/2022 ~		22,076	24,497
TBD% due 11/30/2022		6,000	6,658

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$71	69

Quantum Bidco Ltd.
6.000% due 01/29/2028 «	GBP	7,000	9,368

Redstone Buyer LLC
8.500% (LIBOR03M + 7.750%) due 04/27/2029 ~		$6,000	5,580

Rising Tide Holdings, Inc.
9.000% (LIBOR03M + 8.250%) due 05/25/2029 «~		1,000	989

Royal Caribbean Cruises Ltd.
1.494% due 10/12/2022 (d)µ		22,400	21,709

Sasol Ltd.
0.603% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ(d)		11,523	11,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		$1,786	$1,782

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		31,859	32,118
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		19,946	19,940

Shutterfly, Inc.
5.750% (LIBOR03M + 5.000%) due 09/25/2026 ~		44	43

Sigma Bidco B.V.
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,527	7,277

Softbank Vision Fund
5.000% due 12/21/2025 «		$37,000	37,012

Steenbok Lux Finco 2 SARL
TBD% due 12/31/2022	EUR	23,124	23,892

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)		50,893	52,799

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M) due 12/29/2022 ~(d)		10,693	12,250

Stillwater Development LLC
TBD% due 05/01/2024 «		$888	899

Stillwater Partners LLC
TBD% due 05/01/2024 «		455	461

Sunseeker International Ltd.
TBD% - 5.550% (LIBOR03M + 5.500%) due 10/31/2028 «~µ(d)		31,800	31,800

Syniverse Holdings, Inc.
4.500% due 10/15/2028 «		67,149	66,845
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		49,578	49,300
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		14,841	14,761

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		39,572	38,003

Telemar Norte Leste S.A.
2.336% (LIBOR03M + 1.750%) due 02/26/2035 «~		41,792	16,508

U.S. Renal Care, Inc.
5.104% (LIBOR03M + 5.000%) due 06/26/2026 ~		6,352	6,194

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,482	2,496

Veritas U.S., Inc.
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		8,670	8,680

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	19

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		$6,284	$6,276

Walgreens
TBD% due 03/01/2025 «		1,162	1,242
TBD% due 03/06/2030 «		686	818

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		8,010	2,403

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		7,027	7,062

Total Loan Participations and Assignments (Cost $1,028,989)			1,020,878

CORPORATE BONDS & NOTES 45.9%

BANKING & FINANCE 10.9%

ADLER Real Estate AG
1.875% due 04/27/2023	EUR	1,000	1,076
3.000% due 04/27/2026 (n)		1,100	1,155

Ally Financial, Inc.
8.000% due 11/01/2031		$2	3

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029		4,400	4,618

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (n)	EUR	29,241	32,479
2.625% due 04/28/2025 (n)		19,390	22,145
3.625% due 09/24/2024 (n)		4,664	5,420
5.375% due 01/18/2028 •(n)		3,200	2,885
8.000% due 01/22/2030 •(n)		9,400	8,943
8.500% due 09/10/2030 •(n)		500	490
10.500% due 07/23/2029 (n)		9,939	10,798

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,300	319

Barclays PLC
5.875% due 09/15/2024 •(j)(k)(n)	GBP	1,200	1,712
6.375% due 12/15/2025 •(j)(k)(n)		650	955
7.125% due 06/15/2025 •(j)(k)(n)		4,100	6,122
7.750% due 09/15/2023 •(j)(k)(n)		$2,410	2,592
8.000% due 06/15/2024 •(j)(k)(n)		250	277

Claveau Re Ltd.
17.278% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		3,400	3,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corestate Capital Holding S.A.
3.500% due 04/15/2023 (n)	EUR	5,400	$5,421

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030 (n)		$300	262
6.150% due 09/17/2025		1,000	977

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)(n)		200	220
7.500% due 07/17/2023 •(j)(k)(n)		200	212

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (n)		1,961	1,964

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024 (n)		101	100

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (n)		13,450	13,455

Farringdon Mortgages
4.080% due 07/15/2047	GBP	5,675	5,298

FloodSmart Re Ltd.
13.028% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		$2,246	2,274
16.778% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		643	648

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		471	487

Huarong Finance Co. Ltd.
3.375% due 02/24/2030 (n)		200	193
3.625% due 09/30/2030		400	386
3.875% due 11/13/2029 (n)		800	782
4.250% due 11/07/2027		300	304
4.500% due 05/29/2029 (n)		1,200	1,221
4.625% due 06/03/2026		400	413
4.750% due 04/27/2027 (n)		1,100	1,137
4.950% due 11/07/2047 (n)		600	580

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (n)		8,000	8,108

NAC Aviation DAC
4.920% due 02/27/2026 «(c)(l)		21,663	16,230

NAC Aviation PPN
4.790% due 02/27/2024 «(l)		1,022	754
6.580% due 03/14/2025 «(l)		4,334	3,423

Natwest Group PLC
8.000% due 08/10/2025 •(j)(k)(n)		6,325	7,352

Navient Corp.
5.625% due 01/25/2025		139	136

Piper Sandler Cos.
5.200% due 10/15/2023 (n)		2,900	2,901

Seazen Group Ltd.
4.450% due 07/13/2025		200	168
6.150% due 04/15/2023		200	187

Sunac China Holdings Ltd.
7.000% due 07/09/2025		300	192

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)		$102,200	$33,332

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	1,190	1,797
7.395% due 03/28/2024 (n)		1,849	2,634

Uniti Group LP
6.000% due 01/15/2030 (n)		$24,136	23,261
7.875% due 02/15/2025 (n)		40,204	42,011

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		22,311	20,889

XP, Inc.
3.250% due 07/01/2026 (n)		4,700	4,512

			309,626

INDUSTRIALS 26.8%

Air Canada
3.875% due 08/15/2026 (n)		1,200	1,226

Altice Financing S.A.
4.250% due 08/15/2029 (n)	EUR	2,322	2,593
5.750% due 08/15/2029 (n)		$11,926	11,825

American Airlines, Inc.
5.500% due 04/20/2026 (n)		1,300	1,354
5.750% due 04/20/2029 (n)		4,200	4,497

Associated Materials LLC
9.000% due 09/01/2025 (n)		6,332	6,782

BCP Modular Services Finance PLC
6.125% due 11/30/2028 (n)	GBP	9,020	12,201

Boeing Co.
5.705% due 05/01/2040 (n)		$2,172	2,794
5.805% due 05/01/2050 (n)		2,179	2,956
5.930% due 05/01/2060 (n)		3,679	5,119

Bombardier, Inc.
7.125% due 06/15/2026 (n)		16,904	17,558
7.500% due 12/01/2024 (n)		3,978	4,150
7.500% due 03/15/2025 (n)		7,513	7,663
7.875% due 04/15/2027 (n)		4,227	4,389

Carnival Corp.
10.500% due 02/01/2026 (n)		700	800

CGG S.A.
7.750% due 04/01/2027 (n)	EUR	16,600	18,819
8.750% due 04/01/2027 (n)		$22,793	22,540

Community Health Systems, Inc.
6.625% due 02/15/2025 (n)		2,586	2,679
8.000% due 03/15/2026 (n)		5,637	5,932

Coty, Inc.
3.875% due 04/15/2026 (n)	EUR	15,510	18,073
5.000% due 04/15/2026 (n)		$24,300	25,064

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		2,090	2,463

Deluxe Corp.
8.000% due 06/01/2029 (n)		8,100	8,476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026 (n)		$6,730	$6,849
5.750% due 12/01/2028		10,680	10,807

Dufry One BV
2.000% due 02/15/2027 (n)	EUR	5,300	5,616

Endure Digital, Inc.
6.000% due 02/15/2029 (n)		$5,700	5,309

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		4,230	2,437

Exela Intermediate LLC
11.500% due 07/15/2026		10	7

Ferroglobe PLC
9.375% due 12/31/2025 (l)		15,204	15,718

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,150	1,166

Fresh Market, Inc.
9.750% due 05/01/2023		50	51

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		6,200	6,242

Full House Resorts, Inc.
8.250% due 02/15/2028 (n)		4,094	4,305

Garda World Security Corp.
6.000% due 06/01/2029 (n)		2,900	2,774

Greene King Finance PLC
2.178% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	224

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (n)	EUR	4,100	4,697

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (n)		$4,000	4,190

II-VI, Inc.
5.000% due 12/15/2029 (n)		944	966

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(n)		200	31

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(c)		49,498	49,449
5.500% due 08/01/2023 ^(e)		36,644	16,633
8.000% due 02/15/2024 (n)		658	669
8.500% due 10/15/2024 ^(e)(n)		30,492	14,007
9.750% due 07/15/2025 ^(e)(n)		3,268	1,504

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026 (n)	EUR	900	1,164

Mclaren Finance PLC
7.500% due 08/01/2026 (n)		$1,500	1,520

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		300	291

MGM China Holdings Ltd.
4.750% due 02/01/2027 (n)		200	198
5.250% due 06/18/2025 (n)		400	397
5.875% due 05/15/2026 (n)		200	201

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midas OpCo Holdings LLC
5.625% due 08/15/2029 (n)		$3,000	$3,076

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (n)		5,100	5,361

MPH Acquisition Holdings LLC
5.500% due 09/01/2028 (n)		4,296	4,362

National Collegiate Student Loan Trust
3.602% due 06/01/2045		50	43

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		7,020	8,172
12.250% due 05/15/2024 (n)		5,186	6,151

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		95	105

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (n)		230	243

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	18
6.000% due 05/16/2024 ^(e)		650	27
6.000% due 11/15/2026 ^(e)		430	18

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	2,700	2,859
5.950% due 01/28/2031 (n)		$9,529	9,278
6.625% due 06/15/2035 (n)		8,400	8,085
6.700% due 02/16/2032 (n)		26,466	26,783
6.750% due 09/21/2047 (n)		23,799	21,169
6.950% due 01/28/2060 (n)		1,816	1,624
7.690% due 01/23/2050 (n)		190	184

Petrorio Luxembourg SARL
6.125% due 06/09/2026 (n)		2,500	2,511

Prosus NV
2.031% due 08/03/2032 (n)	EUR	500	565
3.832% due 02/08/2051 (n)		$11,500	10,754
4.027% due 08/03/2050 (n)		3,300	3,177

Rolls-Royce PLC
1.625% due 05/09/2028 (n)	EUR	6,300	6,869
3.625% due 10/14/2025 (n)		$1,000	1,016
4.625% due 02/16/2026 (n)	EUR	300	379
5.750% due 10/15/2027 (n)	GBP	400	603

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		$1,100	1,165
10.875% due 06/01/2023 (n)		4,500	4,922
11.500% due 06/01/2025 (n)		4,234	4,747

Sabre GLBL, Inc.
7.375% due 09/01/2025 (n)		2,700	2,825

Schenck Process Holding GmbH
6.875% due 06/15/2023 (n)	EUR	4,280	4,888

Seagate HDD Cayman
4.091% due 06/01/2029 (n)		$2,700	2,799

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (n)		400	428

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		5,000	5,039

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.600% due 06/15/2028 (n)		$1,735	$1,742

Strathcona Resources Ltd.
6.875% due 08/01/2026 (n)		1,725	1,697

Studio City Finance Ltd.
5.000% due 01/15/2029 (n)		1,600	1,434

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		3,089	3,498
5.750% due 09/30/2039 (n)		28,726	34,281

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		92	90

Transocean, Inc.
7.250% due 11/01/2025		346	267
7.500% due 01/15/2026		190	142
8.000% due 02/01/2027		254	183

Triumph Group, Inc.
6.250% due 09/15/2024 (n)		137	138
8.875% due 06/01/2024 (n)		2,512	2,742

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		14,057	14,282

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		890	900
9.500% due 05/01/2025 (n)		900	963

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		12	12
8.250% due 04/30/2028 (d)(n)		2,015	2,100

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		781	1,039
6.875% due 11/10/2039 (n)		275	370

Vale S.A.
2.762% due 12/29/2049 «~(j)	BRL	313,730	28,029

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$13,000	13,472

Victors Merger Corp.
6.375% due 05/15/2029 (n)		4,000	3,766

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		25,187	28,540

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (n)		400	400

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		30,862	32,775

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		48,924	45,428
9.000% due 11/15/2026 (n)		28,416	27,027

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		5,940	6,079
5.500% due 03/01/2025 (n)		5,830	6,013

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		400	364
5.500% due 01/15/2026 (n)		400	376
5.500% due 10/01/2027 (n)		200	186
5.625% due 08/26/2028 (n)		6,000	5,564

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Resorts Finance LLC
5.125% due 10/01/2029 (n)	$400	$407
7.750% due 04/15/2025 (n)	500	525

		762,451

UTILITIES 8.2%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)(n)	14,565	7,982

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (n)	44,918	46,231

FEL Energy SARL
5.750% due 12/01/2040 (n)	6,175	6,197

Genesis Energy LP
8.000% due 01/15/2027 (n)	4,200	4,333

NGD Holdings BV
6.750% due 12/31/2026 (n)	1,378	1,265

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)	2,167	2,137

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (n)(d)	31,439	27,623

Pacific Gas & Electric Co.
3.750% due 08/15/2042 (n)	26	24
4.000% due 12/01/2046	4	4
4.200% due 06/01/2041 (n)	4,400	4,436
4.250% due 03/15/2046 (n)	2,555	2,557
4.300% due 03/15/2045 (n)	1,575	1,596
4.450% due 04/15/2042 (n)	3,732	3,801
4.500% due 07/01/2040 (n)	11,073	11,553
4.500% due 12/15/2041	368	368
4.550% due 07/01/2030 (n)	9,178	9,932
4.600% due 06/15/2043	20	21
4.750% due 02/15/2044 (n)	24,633	25,601
4.950% due 07/01/2050 (n)	16,566	18,084

Peru LNG SRL
5.375% due 03/22/2030 (n)	19,962	17,298

Petrobras Global Finance BV
6.750% due 06/03/2050 (n)	18,212	19,080
6.850% due 06/05/2115 (n)	7,030	6,991

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)	6,193	7,037
9.250% due 07/06/2024 (n)	2,993	3,224

Transocean Phoenix Ltd.
7.750% due 10/15/2024 (n)	1,000	1,012

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)	6,553	6,339

		234,726

Total Corporate Bonds & Notes (Cost $1,322,863)		1,306,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.8%

BANKING & FINANCE 0.8%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028		$335	$641

Corestate Capital Holding S.A.
1.375% due 11/28/2022 (n)	EUR	3,200	3,215

PennyMac Corp.
5.500% due 03/15/2026 (n)		$18,075	17,714

			21,570

INDUSTRIALS 1.0%

DISH Network Corp.
3.375% due 08/15/2026		3,300	3,132

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)		10,600	8,400

NCL Corp. Ltd.
6.000% due 05/15/2024		4,000	6,928

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		3,200	4,088

Vnet Group Inc
0.000% due 02/01/2026 (h)		9,000	7,245

			29,793

Total Convertible Bonds & Notes (Cost $50,242)			51,363

MUNICIPAL BONDS & NOTES 2.5%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		7,200	6,874

PUERTO RICO 2.3%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		57,900	51,531

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
1.000% due 01/01/2045 ^(e)		12,700	12,255

			63,786

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		100	101

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		$1,200	$134

Total Municipal Bonds & Notes (Cost $63,034)			70,895

U.S. GOVERNMENT AGENCIES 0.6%

Fannie Mae
1.500% due 02/25/2036 (a)(n)		13,757	779
4.000% due 09/25/2051 (a)(n)		32,989	5,657

Freddie Mac
0.000% due 02/25/2046 (b)(h)		1,692	1,421
0.100% due 02/25/2046 (a)		1,688	1
0.700% due 11/25/2055 «~(a)(n)		64,367	5,024
2.010% due 11/25/2045 ~(a)(n)		24,637	2,614
3.000% due 02/25/2051 (a)(n)		9,577	1,182
4.500% due 12/25/2050 (a)(n)		5,268	868
6.540% due 08/15/2026 •(a)(n)		1,891	172

Total U.S. Government Agencies (Cost $17,129)			17,718

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.8%

280 Park Avenue Mortgage Trust
2.937% due 09/15/2034 •(n)		7,233	7,163

ACRES Commercial Realty Corp.
5.664% due 04/17/2037 •(n)		2,901	2,898

Adjustable Rate Mortgage Trust
0.642% due 02/25/2036 •		40	28
1.102% due 10/25/2035 •		2,478	2,475
1.122% due 11/25/2035 •		1,525	1,527
1.252% due 01/25/2035 •		2,861	2,783
1.902% due 02/25/2035 •		1,810	1,813

Alba PLC
0.000% due 12/15/2038 (h)	GBP	0	5,283
5.098% due 12/15/2038 •		3,491	4,007

Anthracite Ltd.
5.678% due 06/20/2041		$6,511	392

Ashford Hospitality Trust
2.860% due 06/15/2035 •(n)		2,750	2,744
3.210% due 04/15/2035 •(n)		8,900	8,608

Atrium Hotel Portfolio Trust
3.160% due 12/15/2036 •(n)		21,231	20,135
3.510% due 06/15/2035 •(n)		5,250	5,019

Austin Fairmont Hotel Trust
2.360% due 09/15/2032 •		3,500	3,420

BAMLL Commercial Mortgage Securities Trust
2.504% due 03/15/2037 •(n)		3,000	2,736
3.860% due 09/15/2038 •(n)		10,000	10,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Re-REMIC Trust
5.884% due 06/17/2050 ~	$3,000	$1,076

Banc of America Funding Trust
0.242% due 10/25/2036 •	17,401	7,230
0.512% due 08/25/2047 ^~	1,602	1,383
6.000% due 07/25/2036	705	666
9.373% due 02/27/2037 ~	2,618	2,624

Banc of America Mortgage Trust
2.555% due 06/25/2034 ~	215	194
4.128% due 07/20/2032 ~	44	44

Bancorp Commercial Mortgage Trust
3.860% due 08/15/2032 •(n)	4,100	3,702

Barclays Commercial Mortgage Securities Trust
3.660% due 07/15/2037 •(n)	19,000	18,829
6.610% due 02/15/2033 •	1,466	1,466

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(n)	6,020	5,965
4.563% due 08/10/2033 ~	660	618

BCAP LLC Trust
0.251% due 05/26/2037 ~	1,046	978
3.056% due 08/28/2037 ~	11,025	7,899
23.022% due 06/26/2037 ~	2,000	766

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	49	49

Beneria Cowen & Pritzer Collateral Funding Corp.
3.748% due 06/15/2038 •(n)	4,900	4,861

BWAY Mortgage Trust
3.960% due 09/15/2036 •(n)	7,654	7,650
4.960% due 09/15/2036 •(n)	6,611	6,608
5.960% due 09/15/2036 •(n)	3,000	3,008

BX Commercial Mortgage Trust
2.847% due 10/15/2036 •	3,739	3,619
3.260% due 07/15/2034 •(n)	10,617	10,641
4.360% due 07/15/2034 •	23,131	23,245

CD Mortgage Trust
5.688% due 10/15/2048	294	286

Chase Mortgage Finance Trust
3.135% due 03/25/2037 ^~	53	54

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.472% due 01/25/2036 •	4,275	2,916

Citigroup Commercial Mortgage Trust
2.910% due 12/15/2036 •(n)	4,000	3,966
3.810% due 10/15/2036 •(n)	13,140	13,133
5.482% due 10/15/2049	4,588	3,779
5.512% due 12/10/2049 ~	951	428

Citigroup Mortgage Loan Trust
2.652% due 11/25/2036 ~	551	450
3.970% due 07/25/2049 ~(n)	3,750	3,769
4.250% due 02/25/2054 (n)	13,555	13,952
6.000% due 08/25/2035	3,188	2,831

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
2.669% due 08/25/2035 ~	$3,158	$3,110

Colony Mortgage Capital Ltd.
2.831% due 11/15/2038 •(n)	4,575	4,533
3.527% due 11/15/2038 •(n)	7,800	7,637

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~(n)	1,156	1,156
3.550% due 05/25/2065 ~(n)	2,458	2,480
4.553% due 05/25/2065 ~	1,998	2,012

Commercial Mortgage Loan Trust
5.956% due 12/10/2049 ~	2,650	459

Commercial Mortgage Trust
1.228% due 10/10/2048 ~(a)(n)	28,636	1,156
2.110% due 06/15/2034 •(n)	2,929	2,799
5.509% due 06/10/2044 ~	1,901	1,867
6.100% due 12/15/2038 •	5,260	5,273

Connecticut Avenue Securities Trust
3.150% due 10/25/2041 •	7,600	7,690
6.050% due 10/25/2041 •	10,700	10,983

Countrywide Alternative Loan Trust
0.482% due 07/25/2046 ^•(n)	2,030	1,961
0.522% due 05/25/2047 •	4,941	3,410
0.582% due 12/25/2046 ^•	408	287
0.602% due 10/25/2046 •	228	240
0.884% due 12/20/2035 •	561	182
6.852% due 02/25/2035 ~	347	161

Countrywide Home Loan Mortgage Pass-Through Trust
0.802% due 05/25/2035 •(n)	4,359	2,672
0.802% due 05/25/2035 •	3,786	2,402
2.675% due 09/20/2036 ~	111	106

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	5,847	839
5.627% due 01/15/2049 ^~(e)	2,500	3,657
5.627% due 01/15/2049 ~	8,570	11,002

Credit Suisse First Boston Mortgage Securities Corp.
2.865% due 12/25/2033 ~	568	551
4.981% due 07/15/2037 ~	53	52
5.100% due 08/15/2038 ~	1,437	1,153

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	753	548

Credit Suisse Mortgage Capital Certificates
0.242% due 10/27/2036 •	16,216	13,539
3.111% due 11/27/2037 ~(n)	5,562	5,567
11.983% due 06/27/2037 ~	920	616

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036	501	228

CTDL Trust
4.750% due 05/25/2055 ~(n)	894	886

DBGS Mortgage Trust
4.260% due 10/15/2036 •	6,000	5,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.203% due 09/28/2036 ~		$4,167	$3,607

DOLP Trust
3.704% due 05/10/2041 ~		14,100	12,491

DROP Mortgage Trust
2.860% due 04/15/2026 •(n)		3,000	3,006

Dssv SARL
3.000% due 10/15/2024 «•	EUR	39,212	44,152

Eurosail PLC
0.255% due 03/13/2045 •		250	254
1.445% due 06/13/2045 •(n)	GBP	5,421	6,759
3.595% (BP0003M + 3.500%) due 06/13/2045 ~(n)		1,976	2,684
4.095% due 06/13/2045 •		1,781	2,322

Extended Stay America Trust
3.810% due 07/15/2038 •(n)		$18,305	18,372

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Finsbury Square PLC
5.549% due 06/16/2070 •(n)		1,000	1,402

Freddie Mac
3.400% due 09/25/2041 •(n)		$3,100	3,091
6.300% due 09/25/2041 •		3,700	3,665
7.550% due 10/25/2041 •		12,000	12,511

Fremont Home Loan Trust
2.202% due 01/25/2034 •		1,883	1,884

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(n)	EUR	5,180	5,383

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038 (n)		$1,361	1,451

GMAC Commercial Mortgage Securities, Inc. Trust
5.349% due 11/10/2045 ~		427	413

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	18,003

GS Mortgage Securities Corp. Trust
3.360% due 12/15/2036 •		$3,500	3,415
4.591% due 10/10/2032 ~		5,820	5,680

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)		121,594	4,720
0.010% due 12/25/2060 ~		159	158
0.165% due 12/25/2060 ~(a)		107,685	596
3.619% due 12/25/2060 ~		20,531	20,375

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		55	55
0.000% due 07/25/2059 ~(a)		54,472	262
0.090% due 07/25/2059 ~(a)		49,250	147
3.807% due 07/25/2059 ~(n)		6,871	6,554

GSMSC Resecuritization Trust
3.518% due 09/26/2037 ~		38,028	18,577

HarborView Mortgage Loan Trust
0.344% due 12/19/2036 ^•(n)		3,210	3,221

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.764% due 03/19/2035 •		$1,991	$1,416

Hawksmoor Mortgage Funding PLC
3.550% due 05/25/2053 •(n)	GBP	3,166	4,297

Hilton Orlando Trust
2.910% due 12/15/2034 •(n)		$10,000	9,949

HPLY Trust
3.260% due 11/15/2036 •(n)		9,434	9,152

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (n)		7,130	3,937

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.260% due 02/15/2035 •		24,000	23,506
3.756% due 01/05/2031 ~		3,400	3,309
4.260% due 02/15/2035 •		5,000	4,871
6.500% due 11/15/2038 •		21,526	21,528

Jackson Park Trust
3.242% due 10/14/2039 ~(n)		11,347	10,399

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		10,000	1,878
5.884% due 06/15/2049 ~		15,324	4,676

JP Morgan Mortgage Trust
2.244% due 06/25/2036 ^~		9	7

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		8,088	2,140

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	19,574
1.000% due 01/01/2050 «		300	29,829

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~(n)		15,339	13,834

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,080	694
6.318% due 04/15/2041 ~		4,469	4,445

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	3,533

LUXE Commercial Mortgage Trust
3.360% due 10/15/2038 •(n)		$26,640	26,674

Mansard Mortgages PLC
3.634% due 10/15/2048 •(n)	GBP	2,879	3,807

MASTR Adjustable Rate Mortgages Trust
2.653% due 04/25/2035 ~		$1,126	858

Merrill Lynch Mortgage Investors Trust
0.837% due 07/25/2029 •		705	682

MFA Trust
3.071% due 08/25/2049 ~(n)		1,185	1,191
4.978% due 08/25/2049 ~(n)		6,143	6,202

Morgan Stanley Capital Trust
1.610% due 05/15/2036 •(n)		4,500	4,419
3.260% due 11/15/2034 •		12,482	12,330
5.316% due 11/14/2042 ~		7,500	4,212
6.014% due 06/11/2042 ~		1,000	1,001
6.356% due 08/12/2041 ~		123	84

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~(n)		$4,006	$3,829

Morgan Stanley Resecuritization Trust
3.075% due 06/26/2046 ~		7,983	7,115

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		65	65

Mortgage Funding PLC
3.295% due 03/13/2046 •(n)	GBP	1,700	2,336

MRCD Mortgage Trust
2.718% due 12/15/2036		$6,000	5,646
4.250% due 12/15/2036 ~		5,000	4,471
4.250% due 12/15/2036 (n)		12,000	11,538

Natixis Commercial Mortgage Securities Trust
2.851% due 02/15/2033 •(n)		5,000	4,938
3.110% due 11/15/2034 •(n)		1,826	1,811
3.790% due 11/15/2032 ~(n)		2,700	2,699
4.058% due 04/10/2037 ~(n)		7,000	6,939
4.110% due 11/15/2034 •		792	777

New York Mortgage Trust
3.558% due 08/25/2061 þ		4,450	4,399

Nomura Resecuritization Trust
2.506% due 10/26/2036 •(n)		10,732	10,228
4.045% due 07/26/2035 ~		265	251

RBSSP Resecuritization Trust
0.792% due 10/26/2037 •		2,495	747

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		169	165

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,796	885

Residential Mortgage Securities PLC
4.348% due 06/20/2070 •(n)	GBP	4,150	5,785

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~(n)		$5,400	5,525
5.440% due 11/25/2059 ~(n)		10,266	6,327

Sequoia Mortgage Trust
0.769% due 10/20/2035 •		51	48
1.049% due 10/20/2035 •		249	226
1.079% due 07/20/2033 •		86	83
1.559% due 12/20/2032 •		234	198

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	771

Starwood Mortgage Trust
3.110% due 04/15/2034 •(n)		9,724	9,738
4.110% due 04/15/2034 •(n)		6,612	6,622

Structured Adjustable Rate Mortgage Loan Trust
0.632% due 12/25/2034 •		2,072	1,645
0.752% due 10/25/2035 •(n)		5,181	4,994

Structured Asset Mortgage Investments Trust
0.522% due 09/25/2047 ^•		2,357	2,643

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ		5,000	2,724

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	29,160	$19,399
0.000% due 12/28/2050 •		11,707	11,982

Tharaldson Hotel Portfolio Trust
3.584% due 11/11/2034 •		$3,666	3,585

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(n)		1,424	1,413

Waikiki Beach Hotel Trust
2.790% due 12/15/2033 •		15,000	14,590

WaMu Mortgage Pass-Through Certificates Trust
0.852% due 05/25/2047 •		1,692	858
1.002% due 04/25/2045 •		12,412	9,999
1.107% due 07/25/2045 •		8,280	7,207
1.725% due 08/25/2046 •(n)		8,582	7,505
2.829% due 05/25/2035 ~		479	335

Wells Fargo Mortgage-Backed Securities Trust
2.616% due 08/25/2035 ~		1,172	851

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(n)		10,000	9,516

Total Non-Agency Mortgage-Backed Securities (Cost $981,908)			989,994

ASSET-BACKED SECURITIES 21.6%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(n)		6,422	6,498

Acacia CDO Ltd.
0.994% due 11/08/2039 •		29,250	11,191

Accredited Mortgage Loan Trust
0.392% due 02/25/2037 •		5,235	4,384
6.000% due 10/25/2034 þ		1,863	1,806

ACE Securities Corp. Home Equity Loan Trust
0.522% due 04/25/2036 •(n)		7,454	6,908
0.747% due 12/25/2035 •		2,905	3,123
1.062% due 08/25/2035 •		3,508	2,559
1.377% due 02/25/2035 •(n)		13,979	13,200

Aegis Asset-Backed Securities Trust
1.802% due 03/25/2035 •		3,100	779

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.252% due 09/25/2034 •		638	666

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		9,126	7,958

Alkali Europe SARL
3.800% due 07/15/2022 «•	EUR	14,455	16,409

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.862% due 02/25/2036 •		$214	199

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,535

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	10,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria
0.062% due 03/22/2046 •	EUR	673	$477

Bear Stearns Asset-Backed Securities Trust
0.302% due 08/25/2035 •(n)		$8,725	11,608
1.077% due 08/25/2036 •(n)		3,672	3,258

Belle Haven ABS CDO Ltd.
0.383% due 07/05/2046 •		96,561	186

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	893

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	7,713

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	1,374

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(h)		12	3,726
2.990% due 09/11/2028		4,000	4,009

CDC Mortgage Capital Trust
2.652% due 06/25/2034 •		659	645

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	8,201

Citigroup Mortgage Loan Trust
1.452% due 11/25/2045 •		2,756	2,427

Citigroup Mortgage Loan Trust, Inc.
1.242% due 02/25/2035 •		36	37

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,778	1,766
8.260% due 12/01/2030 ~		15,639	5,623
8.850% due 12/01/2030 ~		19,044	5,519

Consumer Loan Underlying Bond Certificate Issuer Trust
21.647% due 10/15/2043 «~		515	489
22.064% due 12/15/2043 «~		791	763

Coronado CDO Ltd.
1.680% due 09/04/2038 •		1,902	1,013
6.000% due 09/04/2038		272	201

Countrywide Asset-Backed Certificates
0.582% due 02/25/2037 ^•		2,700	2,550
0.733% due 06/25/2036 •(n)		3,915	4,178
0.762% due 06/25/2036 •(n)		2,073	2,413
0.837% due 04/25/2036 •(n)		2,000	1,803
1.062% due 02/25/2036 •		2,390	1,912
1.362% due 01/25/2036 •		3,434	3,350

Countrywide Asset-Backed Certificates Trust
1.977% due 10/25/2035 •		11,937	10,894
2.202% due 08/25/2035 •(n)		3,447	3,499

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ		978	876

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ		1,800	1,905
6.767% due 05/25/2035 þ		1,897	1,594

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ		1,887	1,511

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		$1,634	$1,075

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049		4,000	3,925

ECAF Ltd.
3.473% due 06/15/2040 (n)		4,575	4,405

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	1,505
0.000% due 12/15/2025 «(h)		33	4,178
0.000% due 12/15/2027 «(h)		20	4,974
0.000% due 12/15/2028 «(h)		4	1,874

FREED ABS Trust
0.000% due 09/20/2027 «(h)		5	1,795

Fremont Home Loan Trust
0.582% due 02/25/2036 •(n)		10,238	8,161

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		141	123

GSAMP Trust
0.522% due 05/25/2046 •		2,861	2,804
0.552% due 06/25/2036 •(n)		7,264	6,975
0.762% due 12/25/2035 •(n)		6,938	5,975
0.882% due 09/25/2035 •(n)		4,134	3,719
1.452% due 07/25/2045 •		1,277	1,199
1.827% due 08/25/2034 •		884	898
1.977% due 03/25/2034 ^•		3,150	2,785
2.727% due 12/25/2034 •(n)		8,336	7,358

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	1,226

Hout Bay Corp.
1.627% due 07/05/2041 •		$13,654	2,721
1.827% due 07/05/2041 •		8,111	1,026
1.957% due 07/05/2041 •		3,290	193

JP Morgan Mortgage Acquisition Trust
4.692% due 11/25/2036 þ		2,288	3,202

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	31,446

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)		7,312	7,182

Lakeside CDO Ltd.
1.118% due 01/03/2040 •		16,069	6,546
1.118% due 01/04/2040 •		21,501	8,758

LNR CDO Ltd.
0.372% due 02/28/2043 •		2,135	49

Long Beach Mortgage Loan Trust
0.482% due 02/25/2036 •		139	128
1.227% due 06/25/2035 •(n)		15,023	15,085
1.977% due 04/25/2035 •		4,346	4,203

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	1,226

Margate Funding Ltd.
0.513% due 12/04/2044 •		$38,978	13,108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
0.000% due 07/17/2028 «(h)	$10	$825
0.000% due 04/16/2029 «(h)	17	1,173
0.000% due 07/16/2029 «(h)	4	394
0.000% due 03/15/2030 «(h)	11	1,414

MASTR Asset-Backed Securities Trust
0.717% due 01/25/2036 •(n)	8,905	9,403
5.952% due 12/25/2032 •	444	328

Mercury CDO Ltd.
1.143% due 12/08/2040 •	7,372	6,670

Merrill Lynch Mortgage Investors Trust
0.972% due 05/25/2036 •(n)	4,464	4,019

Morgan Stanley ABS Capital, Inc. Trust
0.172% due 10/25/2036 •	234	150
0.807% due 11/25/2035 •(n)	5,819	5,502
5.728% due 09/25/2033 •(n)	1,543	1,588

Morgan Stanley Capital, Inc. Trust
0.657% due 01/25/2036 •(n)	8,698	7,870

Morgan Stanley Home Equity Loan Trust
1.167% due 05/25/2035 •(n)	5,569	5,045

N-Star REL CDO Ltd.
0.519% due 02/01/2041 •	1,582	1,579

NAC Aviation PPN
6.730% due 03/15/2027 «(l)	4,855	4,066

National Collegiate Commutation Trust
3.748% due 06/01/2045	22,875	3,977

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.717% due 11/25/2035 •(n)	11,307	8,396
1.182% due 09/25/2035 •	3,000	2,794

NovaStar Mortgage Funding Trust
0.988% due 01/25/2036 •	4,102	4,097

Option One Mortgage Loan Trust Asset-Backed Certificates
1.002% due 11/25/2035 •	5,481	6,149

Orient Point CDO Ltd.
0.400% due 10/03/2045 •(n)	115,074	42,428

Palisades CDO Ltd.
1.078% due 07/22/2039 •	21,400	10,491

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.572% due 01/25/2035 ^•	1,730	1,748
2.052% due 02/25/2035 •(n)	6,028	6,099

PRET LLC
3.844% due 07/25/2051 þ	1,000	991

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •	3,698	2,901

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 ~	8,300	7,967

Securitized Asset-Backed Receivables LLC Trust
1.077% due 12/25/2034 •	1,018	971
1.077% due 04/25/2035 •	1,829	1,527

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.462% due 02/25/2036 •		$4,897	$3,253

Sierra Madre Funding Ltd.
0.484% due 09/07/2039 •		12,800	11,426
0.744% due 09/07/2039 •		16,000	2,375
0.984% due 09/07/2039 •		10,400	1,576

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)		15	1,927
0.000% due 09/18/2046 «(h)		10	3,992
0.000% due 10/15/2048 «(h)		15	5,992
0.000% due 09/15/2054 «(h)		28,185	42,606

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)		29	472
0.000% due 09/25/2040 «(h)		4,400	864

South Coast Funding Ltd.
1.194% due 08/06/2039 •		24,731	10,789
3.394% due 08/06/2039 •		32,157	3

START Ireland
4.089% due 03/15/2044 (n)		2,710	2,698

Structured Asset Securities Corp.
1.302% due 02/25/2035 •		414	412

Structured Asset Securities Corp. Mortgage Loan Trust
0.302% due 06/25/2037 •(n)		3,300	2,664
0.332% due 02/25/2037 •(n)		10,089	11,472
0.342% due 01/25/2037 •(n)		7,800	6,174

Summer Street Ltd.
0.430% due 12/06/2045 •		33,942	8,800

Terwin Mortgage Trust
3.769% due 07/25/2036 þ		456	402

Wells Fargo Home Equity Asset-Backed Securities Trust
2.652% due 11/25/2035 •		250	254

Total Asset-Backed Securities (Cost $665,540)			613,032

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		260	92
0.500% due 07/09/2030 þ(n)		970	311
1.000% due 07/09/2029 (n)		949	347
1.125% due 07/09/2035 þ(n)		14,079	4,554
2.000% due 01/09/2038 þ(n)		30,184	11,606
2.500% due 07/09/2041 þ(n)		24,633	8,791
15.500% due 10/17/2026 (n)	ARS	47,041	92
16.000% due 10/17/2023		868	3
34.191% (BADLARPP) due 10/04/2022 ~(n)		3,184	7
36.237% (BADLARPP + 2.000%) due 04/03/2022 ~(n)		55,100	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argentina Treasury Bond BONCER
1.400% due 03/25/2023 (i)		$202,045	$1,006
1.450% due 08/13/2023		35,600	302

Autonomous City of Buenos Aires
37.487% (BADLARPP + 3.250%) due 03/29/2024 ~(n)		328,937	1,543
39.182% (BADLARPP + 5.000%) due 01/23/2022 ~(n)		66,000	329

Egypt Government International Bond
3.875% due 02/16/2026 (n)		$1,600	1,501
6.375% due 04/11/2031 (n)	EUR	6,300	6,630
7.500% due 02/16/2061 (n)		$4,600	3,768

Ghana Government International Bond
6.375% due 02/11/2027 (n)		1,100	931
7.875% due 02/11/2035 (n)		1,100	866
8.750% due 03/11/2061 (n)		400	318

Ivory Coast Government International Bond
4.875% due 01/30/2032 (n)	EUR	5,800	6,371
6.625% due 03/22/2048 (n)		2,000	2,267

Nigeria Government International Bond
8.250% due 09/28/2051 (n)		$4,200	3,948

Peru Government International Bond
5.350% due 08/12/2040	PEN	1,095	235
5.940% due 02/12/2029		1,100	283
6.150% due 08/12/2032		1,200	303
6.150% due 08/12/2032 (n)		2,040	514
6.900% due 08/12/2037 (n)		49,300	12,591

Provincia de Buenos Aires
37.922% due 04/12/2025 (n)	ARS	93,337	410
37.922% due 04/12/2025		25,911	114
38.045% due 05/31/2022 (n)		32,451	157

Romania Government International Bond
2.625% due 12/02/2040 (n)	EUR	6,700	6,810
2.750% due 04/14/2041 (n)		5,200	5,303

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$1,800	1,736

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		200	204

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	3,304	3,037
6.876% due 05/21/2029 (n)		$5,000	4,442

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		650	42
9.250% due 09/15/2027 ^(e)		65	4

Total Sovereign Issues (Cost $113,696)			92,041

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.1%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)	725,704	$2,402

iHeartMedia, Inc. ‘A’ (f)	171,118	3,601

iHeartMedia, Inc. ‘B’ «(f)	132,822	2,515

		8,518

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)	1	0

ENERGY 0.0%

Noble Corp. (f)(l)	40,134	996

Valaris Ltd. (f)	2,258	81

		1,077

FINANCIALS 0.0%

Credit Suisse Group AG	115,607	1,126

INDUSTRIALS 0.9%

McDermott International Ltd. (f)	57,728	24

Neiman Marcus Group Ltd. LLC «(l)	178,186	26,076

Noble Corp.	2,965	73

Voyager Aviation Holdings «	2,201	0

Westmoreland Mining Holdings LLC «(l)	63,729	0

		26,173

MATERIALS 0.6%

Associated Materials Group, Inc. «(l)	2,418,841	16,883

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «	284,008	196

UTILITIES 0.3%

TexGen Power LLC «	273,307	7,106

Total Common Stocks (Cost $44,369)		61,079

	SHARES	MARKET VALUE (000S)
WARRANTS 1.2%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,361	$0

INFORMATION TECHNOLOGY 1.2%

Windstream Holdings LLC - Exp. 09/21/2055 «	1,366,195	33,849

Total Warrants (Cost $11,709)		33,849

PREFERRED SECURITIES 5.1%

BANKING & FINANCE 4.4%

Banco Santander S.A.
4.125% due 11/12/2027 •(j)(k)(n)	4,200,000	4,834

Nationwide Building Society
10.250% ~(n)	151,500	39,244

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)(n)	51,963,700	81,642

		125,720

INDUSTRIALS 0.2%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	299,000	297

Sequa Corp. (15.000% PIK)
15.000% «(d)	1,204	1,435

Voyager Aviation Holdings LLC
9.500% «	13,205	4,098

		5,830

UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)	484,024	12,618

Total Preferred Securities (Cost $129,694)		144,168

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

Uniti Group, Inc.	544,155	7,624

Total Real Estate Investment Trusts (Cost $3,444)		7,624

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.9%

REPURCHASE AGREEMENTS (m) 1.3%
			$36,200

ARGENTINA TREASURY BILLS 0.1%
42.023% due 02/28/2022 - 04/29/2022 (g)(h)(i)	ARS	312,980	1,385

U.S. TREASURY BILLS 4.9%
0.052% due 01/04/2022 - 03/24/2022 (g)(h)(n)(p)(r)		$140,412	140,408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 2.6%
0.057% due 03/01/2022 - 03/15/2022 (g)(h)(n)(p)(r)	$75,000	$74,996

Total Short-Term Instruments (Cost $252,976)		252,989

Total Investments in Securities (Cost $4,685,593)		4,662,433

Total Investments 163.9% (Cost $4,685,593)		$4,662,433

Financial Derivative Instruments (o)(q) (0.0)% (Cost or Premiums, net $6,744)		(1,297)

Other Assets and Liabilities, net (63.9)%		(1,816,891)

Net Assets 100.0%		$2,844,245

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	09/24/2020	$13,092	$12,618	0.44%
Associated Materials Group, Inc.	08/24/2020	15,360	16,883	0.59
Ferroglobe PLC 9.375% due 12/31/2025	10/04/2021 - 12/09/2021	15,760	15,718	0.55
Merrill Lynch Mortgage Investors Trust 11.931% due 06/01/2022	10/02/2018 - 11/14/2019	8,970	8,912	0.31
NAC Aviation DAC 4.920% due 02/27/2026	09/21/2021 - 10/26/2021	16,650	16,230	0.57
NAC Aviation PPN 4.790% due 02/27/2024	09/22/2021	844	754	0.03
NAC Aviation PPN 6.580% due 03/14/2025	09/22/2021	3,556	3,423	0.12
NAC Aviation PPN 6.730% due 03/15/2027	09/22/2021	3,964	4,066	0.14
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	26,076	0.92
Noble Corp.	02/05/2021 - 02/25/2021	542	996	0.04
Otterham Property Finance DAC 0.000% due 09/03/2026	09/26/2019	25,969	26,703	0.94
Preylock Reitman Santa Cruz LLC 0.000% due 11/09/2022	04/09/2018	8,097	7,793	0.27
Project Anfora Senior 0.000% due 10/01/2026	09/30/2019	40,077	40,975	1.44
Project Quasar Pledgco SLU 0.000% due 09/06/2025	12/21/2021	24,133	24,314	0.85
Westmoreland Mining Holdings LLC	04/09/2018 - 08/31/2018	726	0	0.00

		$183,568	$205,461	7.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
IND	0.030%	12/31/2021	01/03/2022	$36,200	U.S. Treasury Bonds 1.875% due 02/15/2051	$(36,987)	$36,200	$36,200

Total Repurchase Agreements						$(36,987)	$36,200	$36,200

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	0.500%	12/23/2021	03/24/2022			$(5,539)	$(5,538)
BOS	0.798	09/17/2021	03/17/2022			(4,958)	(4,970)
	0.800	09/02/2021	03/02/2022			(2,812)	(2,820)
BPS	(3.750)	03/10/2021	TBD	(3)	EUR	(1,099)	(1,237)
	(3.750)	05/19/2021	TBD	(3)		(752)	(849)
	(2.250)	09/23/2021	TBD	(3)		(427)	(484)
	(1.750)	11/24/2021	TBD	(3)		$(275)	(274)
	(0.400)	10/26/2021	01/21/2022		EUR	(2,806)	(3,192)
	(0.380)	11/11/2021	02/03/2022			(13,912)	(15,830)
	(0.350)	09/24/2021	01/13/2022			(6,225)	(7,080)
	(0.350)	10/26/2021	TBD	(3)		(4,478)	(5,095)
	(0.350)	11/15/2021	02/09/2022			(2,357)	(2,682)
	(0.300)	10/26/2021	01/17/2022			(378)	(430)
	(0.300)	10/26/2021	TBD	(3)		(4,887)	(5,560)
	(0.300)	11/03/2021	01/28/2022			(1,715)	(1,951)
	(0.300)	11/15/2021	02/09/2022			(2,702)	(3,075)
	0.350	08/13/2021	TBD	(3)		$(4,723)	(4,730)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.350%	09/30/2021	TBD	(3)		$(2,742)	$(2,744)
	0.350	10/19/2021	01/18/2022		GBP	(1,168)	(1,582)
	0.450	08/03/2021	02/03/2022			$(2,509)	(2,514)
	0.480	10/12/2021	01/10/2022			(1,113)	(1,114)
	0.490	08/12/2021	02/15/2022			(1,135)	(1,138)
	0.490	08/13/2021	02/16/2022			(634)	(635)
	0.490	08/23/2021	02/16/2022			(118)	(118)
	0.500	07/12/2021	01/10/2022			(959)	(962)
	0.500	08/03/2021	02/03/2022			(1,237)	(1,239)
	0.500	10/27/2021	03/14/2022			(3,386)	(3,390)
	0.500	11/15/2021	01/14/2022			(1,746)	(1,747)
	0.510	09/23/2021	03/21/2022			(3,085)	(3,090)
	0.510	12/27/2021	03/21/2022			(826)	(826)
	0.520	10/15/2021	04/18/2022			(20,121)	(20,144)
	0.520	11/15/2021	03/21/2022			(15,685)	(15,696)
	0.520	12/10/2021	04/18/2022			(1,818)	(1,819)
	0.530	10/18/2021	05/12/2022			(5,287)	(5,293)
	0.540	06/08/2021	03/08/2022			(24,668)	(24,746)
	0.540	11/09/2021	02/09/2022			(13,402)	(13,413)
	0.540	12/14/2021	03/08/2022			(5,785)	(5,787)
	0.540	12/27/2021	03/09/2022			(14,568)	(14,570)
	0.550	07/28/2021	04/28/2022			(24,358)	(24,417)
	0.550	09/28/2021	04/28/2022			(1,591)	(1,594)
	0.550	10/04/2021	04/28/2022			(1,955)	(1,958)
	0.810	10/01/2021	04/01/2022			(1,655)	(1,659)
	0.810	10/07/2021	04/07/2022			(29,106)	(29,164)
	0.810	10/20/2021	04/07/2022			(3,281)	(3,286)
	0.810	12/06/2021	04/07/2022			(3,889)	(3,892)
	0.810	12/13/2021	04/07/2022			(1,955)	(1,956)
	0.810	12/21/2021	04/07/2022			(4,866)	(4,868)
BRC	(3.250)	02/17/2021	TBD	(3)	EUR	(2,279)	(2,535)
	(1.500)	10/07/2021	TBD	(3)		(633)	(718)
	(1.000)	08/24/2021	TBD	(3)		(5,481)	(6,219)
	(1.000)	09/06/2021	TBD	(3)		(372)	(422)
	(0.550)	10/26/2021	TBD	(3)		(7,268)	(8,266)
	(0.350)	10/26/2021	01/19/2022			(9,985)	(11,361)
	(0.250)	11/16/2021	02/11/2022			(1,795)	(2,043)
	0.420	11/15/2021	01/19/2022			(8,253)	(8,258)
	0.420	12/09/2021	01/19/2022			(5,771)	(5,772)
	0.450	10/05/2021	01/06/2022			(735)	(736)
	0.500	08/06/2021	02/07/2022			(451)	(452)
	0.500	08/17/2021	02/07/2022			(419)	(419)
	0.500	08/31/2021	03/01/2022			(7,348)	(7,360)
	0.500	09/24/2021	03/24/2022			(7,722)	(7,733)
	0.500	09/30/2021	02/07/2022			(2,432)	(2,436)
	0.500	10/22/2021	03/01/2022			(2,312)	(2,315)
	0.550	06/18/2021	03/10/2022			(2,806)	(2,815)
	0.550	07/16/2021	01/18/2022			(1,920)	(1,925)
	0.550	11/03/2021	01/18/2022			(2,290)	(2,292)
	0.600	07/16/2021	01/18/2022			(28,574)	(28,655)
	0.600	08/11/2021	02/11/2022			(4,866)	(4,878)
	0.604	10/08/2021	01/31/2022			(356)	(356)
	0.750	08/24/2021	TBD	(3)		(4,751)	(4,764)
	0.796	11/09/2021	02/09/2022			(12,401)	(12,416)
	0.798	09/17/2021	03/17/2022			(2,256)	(2,261)
	0.800	08/11/2021	02/11/2022			(2,772)	(2,780)
	0.800	09/02/2021	03/02/2022			(4,705)	(4,717)
	0.805	10/06/2021	04/06/2022			(14,189)	(14,217)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.806%	10/07/2021	04/07/2022			$(52,204)	$(52,307)
	0.806	10/08/2021	04/08/2022			(6,924)	(6,937)
	0.808	08/26/2021	02/22/2022			(4,549)	(4,562)
	0.857	08/16/2021	02/16/2022			(12,725)	(12,768)
CDC	0.270	10/01/2021	01/05/2022			(8,752)	(8,758)
	0.270	10/12/2021	01/13/2022			(431)	(431)
	0.270	10/15/2021	01/13/2022			(2,385)	(2,386)
	0.270	10/27/2021	01/27/2022			(4,783)	(4,786)
	0.350	07/21/2021	01/21/2022			(251)	(252)
	0.430	10/22/2021	01/13/2022			(6,654)	(6,660)
	0.430	10/28/2021	01/13/2022			(18,100)	(18,114)
	0.490	09/03/2021	03/03/2022			(1,364)	(1,366)
	0.490	09/27/2021	03/23/2022			(4,657)	(4,664)
	0.490	10/06/2021	04/06/2022			(1,366)	(1,367)
	0.490	10/07/2021	04/07/2022			(11,003)	(11,017)
	0.490	10/15/2021	04/18/2022			(4,565)	(4,570)
	0.500	10/07/2021	04/07/2022			(160)	(160)
	0.500	10/22/2021	02/03/2022			(541)	(541)
	0.500	12/23/2021	02/03/2022			(324)	(324)
	0.500	12/27/2021	02/03/2022			(2,619)	(2,619)
CEW	0.450	07/22/2021	01/21/2022			(7,385)	(7,401)
	0.500	07/09/2021	01/05/2022			(2,361)	(2,367)
	0.540	10/22/2021	TBD	(3)		(1,222)	(1,223)
	0.550	07/26/2021	01/26/2022			(7,120)	(7,138)
	0.550	11/09/2021	01/26/2022			(1,393)	(1,395)
	0.550	11/10/2021	TBD	(3)		(457)	(458)
	0.600	08/11/2021	02/11/2022			(6,080)	(6,095)
	0.600	09/15/2021	03/15/2022			(993)	(995)
	0.600	09/17/2021	03/17/2022			(5,251)	(5,261)
	0.600	10/22/2021	01/21/2022			(5,564)	(5,571)
	0.602	09/22/2021	03/22/2022			(5,856)	(5,866)
	0.650	07/21/2021	01/21/2022			(3,752)	(3,764)
	0.650	07/27/2021	01/27/2022			(2,124)	(2,130)
	0.650	10/01/2021	01/04/2022			(2,429)	(2,433)
	0.700	05/06/2021	02/04/2022			(1,696)	(1,704)
	0.750	11/10/2021	TBD	(3)		(3,509)	(3,513)
	0.800	08/11/2021	02/11/2022			(27,831)	(27,921)
	0.802	09/22/2021	03/22/2022			(4,313)	(4,323)
	0.850	11/09/2021	05/09/2022			(21,312)	(21,340)
CIB	0.570	10/14/2021	01/13/2022			(1,880)	(1,883)
	0.570	10/22/2021	01/25/2022			(5,436)	(5,443)
DBL	0.450	11/16/2021	02/11/2022		GBP	(1,699)	(2,301)
	0.715	11/17/2021	02/15/2022			(3,757)	(5,090)
	0.769	12/01/2021	03/01/2022			(4,048)	(5,483)
	0.800	11/16/2021	02/11/2022			(3,736)	(5,062)
	0.900	11/16/2021	02/11/2022			(969)	(1,313)
	0.950	11/16/2021	02/11/2022			(1,761)	(2,387)
FBF	(3.000)	06/10/2021	TBD	(3)	EUR	(1,892)	(2,132)
	(2.500)	10/26/2021	TBD	(3)		(958)	(1,086)
	(0.500)	12/07/2021	TBD	(3)		$(12,143)	(12,139)
GLM	0.784	09/22/2021	01/24/2022			(34,063)	(34,139)
GSC	0.620	10/12/2021	01/19/2022			(5,685)	(5,694)
IND	0.250	12/21/2021	03/21/2022			(9,007)	(9,007)
	0.260	12/21/2021	03/17/2022			(6,103)	(6,104)
	0.260	12/21/2021	03/21/2022			(1,715)	(1,715)
	0.270	08/30/2021	03/01/2022			(1,593)	(1,593)
	0.280	09/02/2021	03/02/2022			(3,447)	(3,450)
	0.280	10/12/2021	04/12/2022			(1,798)	(1,799)

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.290%	08/04/2021	02/04/2022			$(1,002)	$(1,003)
	0.300	06/09/2021	03/09/2022			(2,627)	(2,632)
	0.300	09/30/2021	03/29/2022			(11,856)	(11,866)
	0.310	10/06/2021	04/06/2022			(1,034)	(1,034)
	0.310	10/07/2021	04/06/2022			(1,233)	(1,234)
	0.410	12/21/2021	03/21/2022			(6,419)	(6,420)
	0.420	08/04/2021	02/04/2022			(277)	(278)
	0.430	10/12/2021	04/12/2022			(2,461)	(2,464)
	0.440	12/21/2021	03/17/2022			(2,803)	(2,803)
	0.450	06/28/2021	03/25/2022			(11,699)	(11,726)
	0.450	10/01/2021	04/01/2022			(7,961)	(7,970)
	0.460	08/04/2021	02/04/2022			(1,222)	(1,224)
	0.480	05/06/2021	02/04/2022			(10,225)	(10,258)
JML	(5.000)	11/09/2021	TBD	(3)	EUR	(979)	(1,106)
	(3.250)	06/16/2021	TBD	(3)		(258)	(294)
	(3.250)	07/22/2021	TBD	(3)		(360)	(405)
	(2.500)	10/26/2021	TBD	(3)		(4,697)	(5,329)
	(1.500)	08/16/2021	TBD	(3)		(307)	(349)
	(1.500)	09/23/2021	TBD	(3)		(164)	(186)
	(0.500)	11/09/2021	TBD	(3)		(937)	(1,066)
	(0.450)	11/16/2021	TBD	(3)		(6,620)	(7,532)
	(0.420)	09/23/2021	TBD	(3)		(2,323)	(2,641)
	(0.400)	10/26/2021	01/13/2022			(4,784)	(5,442)
	(0.400)	10/26/2021	TBD	(3)		(1,913)	(2,176)
	(0.400)	11/09/2021	TBD	(3)		(9,749)	(11,092)
	(0.400)	11/16/2021	02/11/2022			(3,657)	(4,161)
	(0.380)	10/08/2021	01/14/2022			(28,404)	(32,309)
	(0.380)	11/11/2021	02/03/2022			(15,000)	(17,067)
	(0.380)	12/08/2021	03/08/2022			(13,432)	(15,297)
	(0.350)	11/16/2021	02/11/2022			(2,204)	(2,508)
	(0.300)	11/15/2021	02/09/2022			(3,754)	(4,272)
	0.250	12/07/2021	01/19/2022			$(456)	(456)
	0.300	10/06/2021	01/19/2022			(10,728)	(10,735)
	0.300	12/08/2021	01/10/2022			(1,523)	(1,524)
	0.350	10/19/2021	01/18/2022		GBP	(4,059)	(5,498)
	0.350	10/26/2021	01/13/2022			$(3,474)	(3,477)
	0.350	12/15/2021	01/13/2022			(2,355)	(2,356)
	0.400	10/07/2021	01/13/2022			(3,862)	(3,866)
	0.400	10/08/2021	01/13/2022			(11,405)	(11,416)
	0.400	11/16/2021	02/11/2022		GBP	(398)	(538)
	0.400	12/07/2021	01/19/2022			$(4,258)	(4,259)
	0.450	11/09/2021	TBD	(3)	GBP	(7,876)	(10,665)
	0.450	11/16/2021	02/11/2022			(627)	(849)
	0.480	11/17/2021	02/15/2022			(26,257)	(35,562)
	1.134	11/02/2021	01/28/2022			(1,487)	(2,017)
MBC	0.805	08/24/2021	02/24/2022			$(4,738)	(4,752)
	0.807	08/17/2021	02/17/2022			(55,323)	(55,495)
MEI	(0.350)	10/14/2021	01/17/2022		EUR	(455)	(517)
	0.759	11/17/2021	02/15/2022		GBP	(1,391)	(1,885)
MSB	0.625	11/29/2021	03/01/2022			$(8,170)	(8,175)
NOM	0.050	12/20/2021	TBD	(3)		(7,076)	(7,076)
	0.080	10/12/2021	TBD	(3)		(1,001)	(1,001)
	0.350	12/15/2021	01/14/2022			(3,082)	(3,083)
RBC	0.763	07/08/2021	01/10/2022			(14,831)	(14,887)
	0.850	08/10/2021	02/10/2022			(11,479)	(11,518)
RCE	(0.300)	08/13/2021	TBD	(3)	EUR	(2,134)	(2,424)
	(0.300)	11/08/2021	02/07/2022			(3,793)	(4,316)
	(0.250)	11/15/2021	02/09/2022			(2,237)	(2,546)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RDR	(0.700	) %	11/08/2021	TBD	(3)		$(592)	$(591)
	0.270		09/20/2021	01/20/2022			(1,481)	(1,482)
	0.270		09/21/2021	01/20/2022			(1,069)	(1,070)
	0.270		09/22/2021	01/20/2022			(996)	(997)
	0.270		09/23/2021	01/20/2022			(6,539)	(6,544)
	0.270		10/12/2021	01/20/2022			(1,710)	(1,711)
	0.270		12/21/2021	01/20/2022			(21,759)	(21,761)
	0.300		11/08/2021	02/08/2022			(1,499)	(1,500)
RTA	0.490		08/04/2021	02/04/2022			(1,088)	(1,090)
	0.607		10/01/2021	04/01/2022			(15,401)	(15,425)
	0.710		11/22/2021	02/22/2022			(2,278)	(2,280)
	0.802		09/03/2021	03/03/2022			(6,315)	(6,332)
SBI	0.805		09/01/2021	03/01/2022			(1,065)	(1,068)
	0.807		08/17/2021	02/17/2022			(12,766)	(12,806)
	0.810		10/18/2021	10/18/2022			(3,684)	(3,690)
	0.810		10/28/2021	10/18/2022			(5,715)	(5,724)
SCX	(0.320)		11/04/2021	01/19/2022		EUR	(5,229)	(5,950)
	(0.310)		11/15/2021	02/09/2022			(4,788)	(5,448)
	(0.300)		11/16/2021	02/11/2022			(539)	(614)
SGY	0.340		12/23/2021	TBD	(3)		$(1,717)	(1,717)
	0.500		12/23/2021	02/23/2022			(8,010)	(8,009)
	0.500		12/23/2021	03/02/2022			(859)	(859)
SOG	0.240		08/24/2021	TBD	(3)		(483)	(484)
	0.340		08/24/2021	TBD	(3)		(7,406)	(7,415)
	0.340		12/23/2021	TBD	(3)		(2,054)	(2,054)
	0.430		10/01/2021	01/04/2022			(23,536)	(23,562)
	0.430		11/26/2021	01/04/2022			(5,403)	(5,405)
	0.440		11/08/2021	02/08/2022			(4,608)	(4,612)
	0.500		07/19/2021	01/19/2022			(2,435)	(2,440)
	0.500		07/21/2021	01/21/2022			(715)	(717)
	0.500		08/20/2021	02/22/2022			(915)	(916)
	0.500		08/23/2021	02/23/2022			(10,761)	(10,781)
	0.500		09/01/2021	01/14/2022			(3,724)	(3,731)
	0.500		09/01/2021	03/01/2022			(1,800)	(1,803)
	0.500		09/02/2021	03/02/2022			(9,931)	(9,948)
	0.500		09/07/2021	03/07/2022			(855)	(856)
	0.500		09/16/2021	03/16/2022			(5,394)	(5,403)
	0.500		09/22/2021	03/23/2022			(2,082)	(2,085)
	0.500		09/23/2021	03/23/2022			(1,935)	(1,937)
	0.500		09/28/2021	03/23/2022			(918)	(919)
	0.500		09/28/2021	03/28/2022			(4,310)	(4,316)
	0.500		09/30/2021	03/07/2022			(9,597)	(9,610)
	0.500		10/01/2021	04/01/2022			(4,532)	(4,538)
	0.500		10/07/2021	04/07/2022			(3,301)	(3,305)
	0.500		10/13/2021	04/13/2022			(1,594)	(1,596)
	0.500		10/19/2021	04/19/2022			(5,365)	(5,371)
	0.500		10/22/2021	03/23/2022			(2,491)	(2,493)
	0.500		10/28/2021	04/19/2022			(695)	(696)
	0.500		11/09/2021	05/09/2022			(986)	(986)
	0.500		12/23/2021	02/23/2022			(4,099)	(4,100)
	0.500		12/23/2021	03/07/2022			(244)	(244)
	0.500		12/23/2021	05/09/2022			(8,190)	(8,191)
	0.550		06/24/2021	03/02/2022			(2,831)	(2,839)
	0.550		07/06/2021	03/02/2022			(2,782)	(2,789)
	0.550		07/27/2021	04/27/2022			(2,986)	(2,994)
	0.550		08/23/2021	03/02/2022			(184)	(184)
	0.550		09/15/2021	05/04/2022			(1,054)	(1,055)
	0.550		10/01/2021	04/27/2022			(9,939)	(9,954)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.550%	10/21/2021	04/27/2022			$(18,897)	$(18,918)
	0.550	11/01/2021	04/27/2022			(1,263)	(1,265)
	0.753	08/24/2021	02/22/2022			(11,698)	(11,730)
	0.756	10/06/2021	04/06/2022			(2,970)	(2,976)
	0.756	10/07/2021	04/07/2022			(5,858)	(5,869)
	0.808	08/27/2021	02/25/2022			(4,563)	(4,576)
	0.857	08/13/2021	02/16/2022			(16,221)	(16,276)
UBS	0.037	11/16/2021	02/11/2022		EUR	(4,029)	(4,587)
	0.280	11/04/2021	TBD	(3)		$(3,876)	(3,878)
	0.350	08/23/2021	TBD	(3)		(684)	(685)
	0.350	08/26/2021	TBD	(3)		(15,003)	(15,022)
	0.350	08/30/2021	TBD	(3)		(4,871)	(4,876)
	0.350	09/02/2021	TBD	(3)		(8,609)	(8,619)
	0.350	09/21/2021	TBD	(3)		(6,340)	(6,347)
	0.350	09/30/2021	TBD	(3)		(1,880)	(1,882)
	0.350	09/30/2021	TBD	(3)		(14,135)	(14,147)
	0.350	10/01/2021	TBD	(3)		(3,765)	(3,768)
	0.350	11/23/2021	TBD	(3)		(4,060)	(4,061)
	0.350	11/26/2021	TBD	(3)		(775)	(775)
	0.350	12/08/2021	TBD	(3)		(11,620)	(11,623)
	0.350	12/27/2021	TBD	(3)		(4,388)	(4,388)
	0.350	12/29/2021	08/20/2023)			(2,570)	(2,570)
	0.400	10/12/2021	01/07/2022			(800)	(800)
	0.420	10/01/2021	01/05/2022			(11,168)	(11,181)
	0.420	10/06/2021	01/05/2022			(6,218)	(6,224)
	0.430	10/19/2021	01/18/2022			(14,314)	(14,327)
	0.430	12/23/2021	01/18/2022			(1,109)	(1,109)
	0.500	07/12/2021	01/10/2022			(6,571)	(6,587)
	0.500	07/14/2021	01/12/2022			(491)	(492)
	0.500	09/30/2021	01/10/2022			(923)	(924)
	0.510	06/14/2021	01/10/2022			(11,299)	(11,331)
	0.806	10/08/2021	04/08/2022			(6,180)	(6,193)
	0.852	07/20/2021	01/20/2022			(3,172)	(3,185)

Total Reverse Repurchase Agreements							$(1,626,811)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(5,538)	$0	$(5,538)	$0	$(5,538)
BOS	0	(7,790)	0	(7,790)	10,377	2,587
BPS	0	(247,830)	0	(247,830)	292,817	44,987
BRC	0	(225,695)	0	(225,695)	279,663	53,968
BYR	0	0	0	0	(165)	(165)
CDC	0	(68,015)	0	(68,015)	74,169	6,154
CEW	0	(110,898)	0	(110,898)	136,171	25,273
CIB	0	(7,326)	0	(7,326)	8,969	1,643
DBL	0	(21,636)	0	(21,636)	25,146	3,510
FBF	0	(15,357)	0	(15,357)	18,171	2,814

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
GLM	$0	$(34,139)	$0	$(34,139)	$45,213	$11,074
GSC	0	(5,694)	0	(5,694)	7,113	1,419
IND	36,200	(84,580)	0	(48,383)	56,260	7,877
JML	0	(206,450)	0	(206,450)	248,566	42,116
MBC	0	(60,247)	0	(60,247)	84,219	23,972
MEI	0	(2,402)	0	(2,402)	2,882	480
MSB	0	(8,175)	0	(8,175)	10,218	2,043
NOM	0	(11,160)	0	(11,160)	12,012	852
RBC	0	(26,405)	0	(26,405)	33,097	6,692
RCE	0	(9,286)	0	(9,286)	10,010	724
RDR	0	(35,656)	0	(35,656)	36,920	1,264
RTA	0	(25,127)	0	(25,127)	30,283	5,156
SBI	0	(23,288)	0	(23,288)	32,413	9,125
SCX	0	(12,012)	0	(12,012)	13,272	1,260
SGY	0	(10,585)	0	(10,585)	0	(10,585)
SOG	0	(211,939)	0	(211,939)	265,134	53,195
UBS	0	(149,581)	0	(149,581)	175,685	26,104

Total Borrowings and Other Financing Transactions	$36,200	$(1,626,811)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(256,662)	$(302,518)	$(351,451)	$(910,631)
Convertible Bonds & Notes	0	0	(2,508)	(15,425)	(17,933)
U.S. Government Agencies	0	(13,019)	0	0	(13,019)
Non-Agency Mortgage-Backed Securities	0	(28,416)	(188,136)	(116,784)	(333,336)
Asset-Backed Securities	0	(39,710)	(73,567)	(52,486)	(165,763)
Sovereign Issues	0	(61,055)	(18,386)	(1,759)	(81,200)
Preferred Securities	0	(32,309)	(72,620)	0	(104,929)

Total Borrowings	$0	$(431,171)	$(657,735)	$(537,905)	$(1,626,811)

Payable for reverse repurchase agreements					$(1,626,811)

(n)	Securities with an aggregate market value of $1,946,821 and cash of $4,392 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(1,599,552) at a weighted average interest rate of 0.456%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.362%	$ 1,100	$(2)	$46	$44	$1	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.594	600	0	25	25	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	3.521	EUR 17,700	1,189	72	1,261	0	(1)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	3.685	20,190	1,115	284	1,399	11	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.367	6,200	(1,152)	1,066	(86)	6	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481	25,200	(3,580)	3,053	(527)	38	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612	17,400	(1,275)	755	(520)	15	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	1.716	10,000	(573)	185	(388)	14	0

						$(4,278)	$5,486	$1,208	$86	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	13,700	$(106)	$481	$375	$0	$(98)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		13,700	(204)	607	403	0	(350)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		8,300	(55)	291	236	0	(215)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022	BRL	33,200	0	(48)	(48)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		33,900	0	(47)	(47)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		203,900	(38)	(1,422)	(1,460)	0	(3)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		537,100	18	(3,871)	(3,853)	0	(25)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	$	323,700	(7,049)	(4,564)	(11,613)	20	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		11,500	(834)	904	70	6	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	119	159	2	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	6,413	2,947	40	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		93,400	0	(273)	(273)	0	(65)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		25,600	(100)	163	63	15	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	1,645	6,410	36	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,769	(4,265)	(2,496)	21	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	3,234	3,289	0	(94)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		74,500	14,089	(5,445)	8,644	0	(291)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	1,011,400	(18)	(516)	(534)	100	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	69	150	4	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	7	6	1	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	74	318	3	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	35	(64)	9	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	137,300	16	(208)	(192)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		255,700	(9)	(358)	(367)	0	0

							$9,098	$(6,975)	$2,123	$257	$(1,141)

Total Swap Agreements							$4,820	$(1,489)	$3,331	$343	$(1,142)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$343	$343	$0	$0	$(1,142)	$(1,142)

(p)

Securities with an aggregate market value of $28,259 and cash of $52,161 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2022		EUR	6,201	$		7,019	$0	$(41)
	01/2022		MXN	51,572			2,477	0	(38)
	01/2022	$		1,598		EUR	1,408	5	0
	01/2022			4		RUB	312	0	0
	02/2022		CAD	11,708	$		9,349	94	0
	02/2022		PLN	6,965			1,817	94	0
	02/2022	$		7,142		INR	542,916	117	0
	03/2022			17,673		MXN	367,617	56	0
	04/2022		PEN	48,475	$		11,589	0	(493)
	07/2022			5,609			1,388	2	0
	07/2022	$		1,707		PEN	6,857	0	(12)
BPS	01/2022		EUR	64,821	$		73,200	0	(599)

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2022		GBP	43,359	$		57,442	$0	$(1,246)
	01/2022	$		17,983		EUR	15,894	113	0
	01/2022			5,904		IDR	85,543,781	106	0
	01/2022			2,518		MXN	51,572	0	(3)
	01/2022			543		RUB	39,734	0	(14)
	02/2022		GBP	41,771	$		56,573	37	0
	02/2022	$		2,898		INR	219,174	33	0
	05/2022			82		ZAR	1,324	0	0
	05/2022		ZAR	5,291	$		335	9	0
	08/2022			17,887			1,120	31	0
	11/2022	$		68		ZAR	1,101	0	(2)
BRC	01/2022		EUR	256,247	$		288,858	0	(2,879)
	01/2022	$		2,674		GBP	2,017	56	0
	02/2022		EUR	309,967	$		352,696	0	(406)
CBK	01/2022		BRL	107,329			19,233	0	(36)
	01/2022	$		19,100		BRL	107,329	169	0
	01/2022			24,930		EUR	22,032	153	0
	01/2022			1,147		IDR	16,504,835	12	0
	02/2022		PLN	5,322	$		1,391	75	0
	02/2022	$		192		ZAR	3,087	0	0
	03/2022			2,953		PEN	12,233	100	0
	03/2022			4,713		RUB	355,115	0	(33)
	05/2022			2,291		PEN	9,370	39	0
	05/2022			244		ZAR	3,968	0	0
	07/2022			515		PEN	2,088	1	0
GLM	01/2022		GBP	1,501	$		1,991	0	(41)
	01/2022	$		5,030		GBP	3,789	99	0
	01/2022			1,088		PEN	4,493	37	0
	01/2022			4,938		RUB	358,945	0	(163)
	02/2022		PLN	17,085	$		4,216	0	(11)
	02/2022	$		5,432		RUB	402,487	0	(94)
	02/2022		ZAR	8,474	$		529	0	0
	03/2022	$		651		RUB	49,222	0	(3)
	08/2022			438		ZAR	7,160	0	(2)
	11/2022		ZAR	1,101	$		66	0	0
MYI	01/2022		BRL	107,329			18,797	0	(473)
	01/2022	$		19,233		BRL	107,329	36	0
	01/2022			3,103		IDR	45,045,550	62	0
	02/2022		CHF	972	$		1,059	0	(9)
	02/2022	$		18,670		BRL	107,329	468	0
	02/2022			530		ZAR	8,474	0	(1)

Total Forward Foreign Currency Contracts								$2,004	$(6,599)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$4,588	$275	$533	$808	$0
	GMAC Commercial Mortgage Securities, Inc. 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	427	128	(115)	13	0
	Morgan Stanley Capital Trust 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	1,937	3,287	0

						$1,753	$2,355	$4,108	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	5.561%	$3,100	$190	$(201)	$0	$(11)
GST	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	1.244	340	(19)	19	0	0

							$171	$(182)	$0	$(11)

Total Swap Agreements							$1,924	$2,173	$4,108	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$368	$0	$0	$368	$(584)	$0	$0	$(584)	$(216)	$231	$15
BPS	329	0	0	329	(1,864)	0	0	(1,864)	(1,535)	1,227	(308)
BRC	56	0	0	56	(3,285)	0	(11)	(3,296)	(3,240)	1,481	(1,759)
CBK	549	0	0	549	(69)	0	0	(69)	480	(360)	120
GLM	136	0	0	136	(314)	0	0	(314)	(178)	0	(178)
GST	0	0	4,108	4,108	0	0	0	0	4,108	(2,440)	1,668
MYI	566	0	0	566	(483)	0	0	(483)	83	0	83

Total Over the Counter	$2,004	$0	$4,108	$6,112	$(6,599)	$0	$(11)	$(6,610)

(r)

Securities with an aggregate market value of $2,939 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$86	$0	$0	$257	$343

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,004	$0	$2,004
Swap Agreements	0	4,108	0	0	0	4,108

	$0	$4,108	$0	$2,004	$0	$6,112

	$0	$4,194	$0	$2,004	$257	$6,455

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,141	$1,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,599	$0	$6,599
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$6,599	$0	$6,610

	$0	$12	$0	$6,599	$1,141	$7,752

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,081	$0	$0	$832	$1,913

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,331	$0	$21,331
Swap Agreements	0	369	0	0	1,675	2,044

	$0	$369	$0	$21,331	$1,675	$23,375

	$0	$1,450	$0	$21,331	$2,507	$25,288

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,505	$0	$0	$(11,281)	$(8,776)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,967)	$0	$(13,967)
Swap Agreements	0	814	0	0	(1,481)	(667)

	$0	$814	$0	$(13,967)	$(1,481)	$(14,634)

	$0	$3,319	$0	$(13,967)	$(12,762)	$(23,410)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$610,112	$410,766	$1,020,878
Corporate Bonds & Notes
Banking & Finance	0	289,219	20,407	309,626
Industrials	0	684,973	77,478	762,451
Utilities	0	234,726	0	234,726
Convertible Bonds & Notes
Banking & Finance	0	21,570	0	21,570
Industrials	0	29,793	0	29,793
Municipal Bonds & Notes
Michigan	0	6,874	0	6,874
Puerto Rico	0	63,786	0	63,786
Texas	0	101	0	101
West Virginia	0	134	0	134
U.S. Government Agencies	0	12,694	5,024	17,718
Non-Agency Mortgage-Backed Securities	0	874,903	115,091	989,994
Asset-Backed Securities	0	474,435	138,597	613,032
Sovereign Issues	0	92,041	0	92,041
Common Stocks
Communication Services	6,003	0	2,515	8,518
Energy	1,077	0	0	1,077
Financials	1,126	0	0	1,126
Industrials	24	73	26,076	26,173
Materials	0	0	16,883	16,883
Real Estate	0	0	196	196
Utilities	0	0	7,106	7,106
Warrants
Information Technology	0	0	33,849	33,849
Preferred Securities
Banking & Finance	0	125,720	0	125,720
Industrials	0	297	5,533	5,830
Utilities	0	0	12,618	12,618
Real Estate Investment Trusts
Real Estate	7,624	0	0	7,624
Short-Term Instruments
Repurchase Agreements	0	36,200	0	36,200
Argentina Treasury Bills	0	1,385	0	1,385
U.S. Treasury Bills	0	140,408	0	140,408

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
U.S. Treasury Cash Management Bills	$0	$74,996	$0	$74,996

Total Investments	$15,854	$3,774,440	$872,139	$4,662,433

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	343	0	343
Over the counter	0	6,112	0	6,112

	$0	$6,455	$0	$6,455

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,142)	0	(1,142)
Over the counter	0	(6,610)	0	(6,610)

	$0	$(7,752)	$0	$(7,752)

Total Financial Derivative Instruments	$0	$(1,297)	$0	$(1,297)

Totals	$15,854	$3,773,143	$872,139	$4,661,136

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$210,938	$289,344	$(88,126)	$1,326	$45	$(358)	$0	$(2,403)	$410,766	$(326)
Corporate Bonds & Notes
Banking & Finance	0	20,874	0	175	0	(642)	0	0	20,407	(642)
Industrials	0	49,498	(399)	0	0	(49)	28,428	0	77,478	(49)
Convertible Bonds & Notes
Banking & Finance	1,211	0	(1,095)	0	0	(116)	0	0	0	0
U.S. Government Agencies	0	0	0	0	0	0	5,024	0	5,024	0
Non-Agency Mortgage-Backed Securities	96,597	21,748	(3,823)	101	267	201	0	0	115,091	439
Asset-Backed Securities	150,850	11,973	(19,072)	63	1,050	(6,267)	0	0	138,597	(5,188)
Common Stocks
Communication Services	3,219	0	0	0	0	(704)	0	0	2,515	(704)
Financials	409	0	(499)	0	0	90	0	0	0	0
Industrials	19,690	0	0	0	0	6,386	0	0	26,076	6,386
Materials(2)	17,126	0	0	0	0	(243)	0	0	16,883	(241)
Real Estate	0	499	0	0	0	(303)	0	0	196	(303)
Utilities	11,342	0	0	0	0	(4,236)	0	0	7,106	(4,236)
Warrants
Financials	165	0	0	0	0	(165)	0	0	0	0
Information Technology	30,487	0	0	0	0	3,362	0	0	33,849	3,362
Preferred Securities
Industrials	5,292	0	(34)	0	0	275	0	0	5,533	275
Utilities	12,809	198	(50)	0	0	(339)	0	0	12,618	(340)

Totals	$560,135	$394,134	$(113,098)	$1,665	$1,362	$(3,108)	$33,452	$(2,403)	$872,139	$(1,567)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(Unaudited)

December 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$16,508	Indicative Market Quotation	Broker Quote		39.500	—
	108,696	Discounted Cash Flow	Discount Rate		4.400-8.690	5.081
	7,186	Other Valuation Techniques(3)	—		—	—
	169,813	Proxy Pricing	Base Price		70.202-100.500	98.671
	31,800	Recent Transaction	Purchase Price		100.000	—
	11,145	Reference Instrument	Yield		6.169	—
	65,618	Third Party Vendor	Broker Quote		59.500-100.125	98.998
Corporate Bonds & Notes
Banking & Finance	20,407	Proxy Pricing	Base Price		74.120-79.430	76.506
Industrials	49,449	Proxy Pricing	Base Price		100.000	—
	28,029	Reference Instrument	Weighted Average	BRL	50.472	—
U.S. Government Agencies	5,024	Other Valuation Techniques(3)	—		—	—
Non-Agency Mortgage-Backed Securities	44,152	Discounted Cash Flow	Discount rate		4.400	—
	70,939	Proxy Pricing	Base Price		0.000-19,571.000	10,127.86
Asset-Backed Securities	16,410	Discounted Cash Flow	Discount rate		5.000	—
	1,252	Other Valuation Techniques(3)	—		—	—
	120,935	Proxy Pricing	Base Price		19.630-47,793.182	11,769.157
Common Stocks
Communication Services	2,515	Other Valuation Techniques(3)	—		—	—
Industrials	26,076	Discounted Cash Flow	Discount rate		10.750	—
Materials	16,883	Comparable Companies	EBITDA multiple	X	9.900	—
Real Estate	196	Discounted Cash Flow	Recovery Value	$	0.692	—
Utilities	7,106	Indicative Market Quotation	Broker Quote	$	26.000	—
Warrants
Information Technology	33,849	Comparable Companies	EBITDA Multiple	X	4.375	—
Preferred Securities
Industrials	4,098	Discounted Cash Flow/Comparable Companies	Discount Rate/BV Multiple	%/X	19.850/0.290	—
	1,435	Other Valuation Techniques(3)	—		—	—
Utilities	12,618	Current Value Model	Purchase Price	$	27.048	—

Total	$872,139

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2021

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain

SEMIANNUAL REPORT	DECEMBER 31, 2021	47

Notes to Financial Statements (Cont.)

(loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net

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investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

The Fund may invest in one or more Subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

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Notes to Financial Statements (Cont.)

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information

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that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among

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Notes to Financial Statements (Cont.)

other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close

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(Unaudited)

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of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques

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Notes to Financial Statements (Cont.)

which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

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Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed through Broker Quotes from a third-party vendor. In the event that fair value is based upon a

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Notes to Financial Statements (Cont.)

single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information

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Notes to Financial Statements (Cont.)

about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because,

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for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a

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Notes to Financial Statements (Cont.)

property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-

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through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of December 31, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

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are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

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Notes to Financial Statements (Cont.)

repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A

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Notes to Financial Statements (Cont.)

liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active

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long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined

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Notes to Financial Statements (Cont.)

under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest

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rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they

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Notes to Financial Statements (Cont.)

allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

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Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and

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Notes to Financial Statements (Cont.)

may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes,

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which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve

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Notes to Financial Statements (Cont.)

its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

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specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

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Notes to Financial Statements (Cont.)

Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the

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terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges. The maximum annual rates at which the distribution and/or servicing fee may be paid under the Distribution and Servicing Plan for Class A-1 and Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-1 and Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fee may be paid under the Distribution and Servicing Plan for Class A-3 and Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-3 Common Shares and Class A-4 Common Shares) is 0.75%.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or

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Notes to Financial Statements (Cont.)

members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds. The Fund pays no compensation to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2022, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2022, renews

78	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2021

annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$23,029	$268,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

SEMIANNUAL REPORT	DECEMBER 31, 2021	79

Notes to Financial Statements (Cont.)

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$214,993	$170,885	$1,897,970	$947,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2021		Year Ended 06/30/2021

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	58,681	$562,538	79,248		$729,868

Class A-1	0	0	1	(a)	10	(a)

Class A-2	3,966	38,229	3,700		34,957

Class A-3	15,860	151,978	9,089	(b)	86,610	(b)

Class A-4	2,738	26,180	3,505		32,056

Issued as reinvestment of distributions

Institutional Class	3,163	30,156	3,304		30,630

Class A-1	0	0	0	(a)	0	(a)

Class A-2	145	1,377	66		621

Class A-3	483	4,600	95	(b)	914	(b)

Class A-4	380	3,621	495		4,574

Cost of shares redeemed

Institutional Class	(12,903)	(124,388)	(37,320)		(335,824)

Class A-1	0	0	0	(a)	0	(a)

Class A-2	(6)	(54)	(316)		(3,005)

Class A-3	(27)	(256)	0	(b)	0	(b)

Class A-4	(518)	(4,990)	(695)		(6,207)

Net increase (decrease) resulting from Fund share transactions	71,962	$688,991	61,172		$575,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-1 was January 29, 2021.
(b)	Inception date of Class A-3 was November 9, 2020.

As of December 31, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 31% of the Fund.

80	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2021

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2021	81

Notes to Financial Statements (Cont.)

During the period ended December 31, 2021, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 5, 2021
Institutional Class	5%	6,642,762	3.22%
Class A-1	5	0	0.00
Class A-2	5	0	0.00
Class A-3	5	0	0.00
Class A-4	5	201,665	1.64

November 5, 2021
Institutional Class	5	6,259,772	2.71
Class A-1	5	0	0.00
Class A-2	5	5,619	0.08
Class A-3	5	26,598	0.13
Class A-4	5	309,146	2.32

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company were formed as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of the period end of the Subsidiaries.

Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets

PFLEXLS I LLC	12/01/2017	0.6%

CLM 13648 LLC	03/29/2018	0.0

MLM 13648 LLC	04/03/2018	0.3

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

82	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2021

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$30,264	$77,309

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$4,692,337	$239,212	$(266,284)	$(27,072)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2021	83

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BYR	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
CEW	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
CIB	Canadian Imperial Bank of Commerce	RTA	RBC (Barbados) Trading Bank Corp.
DBL	Deutsche Bank AG London	SBI	Citigroup Global Markets Ltd.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SGY	Societe Generale, NY
GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris
GST	Goldman Sachs International	UBS	UBS Securities LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PEN	Peruvian New Sol
CHF	Swiss Franc	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

84	PIMCO INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Credit Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1950	$0.0000	$0.0000	$0.1950

December 2021	$0.1993	$0.0000	$0.0000	$0.1993

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1831	$0.0000	$0.0000	$0.1831

December 2021	$0.1861	$0.0000	$0.0000	$0.1861

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1766	$0.0000	$0.0000	$0.1766

December 2021	$0.1805	$0.0000	$0.0000	$0.1805

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1766	$0.0000	$0.0000	$0.1766

December 2021	$0.1805	$0.0000	$0.0000	$0.1805

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1831	$0.0000	$0.0000	$0.1831

December 2021	$0.1861	$0.0000	$0.0000	$0.1861

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally acceptedaccounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2021	85

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2021, Hans W. Kertess resigned from his position as Trustee of the Fund.

86	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123121

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 4, 2022